UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 28, 2008

TANGER FACTORY OUTLET CENTERS, INC.

_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On October 28, 2008, Tanger Factory Outlet Centers, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition as of and for the quarter ended September 30, 2008.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.  The information contained in this report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At it’s meeting on October 28, 2008, the Nominating and Corporate Goverance Committee of the Company’s Board of Directors recommended, and the Board of Directors approved, that the number of directors be expanded from six members to seven members, and that Ms. Bridget Ryan Berman shall serve as independent director of the Company effective January 1, 2009 until the next Annual Shareholders Meeting. Ms. Berman has not yet been named to any specific committees of the Board of Directors.  Ms. Berman will be paid an annual compensation fee and will earn per meeting and other fees consistent with other Board members as set annually based upon the recommendation of the Board’s Compensation Committee.

 Ms. Berman was formerly the Chief Executive Officer of Giorgio Armani Corp., the wholly-owned US subsidiary of Giorgio Armani S.p.A., one of the leading fashion and luxury goods groups in the world, from 2006 to 2007.  Previously, she was Vice President/Chief Operating Officer of Apple Computer Retail from 2004 to 2005 and held various executive positions with Polo Ralph Lauren Corporation, including Group President of Polo Ralph Lauren Global Retail, from 1992 to 2004.  Ms. Berman also served in various capacities at May Department Stores, Federated Department Stores, and Allied Stores Corp. from 1982 to 1992.  In addition, Ms. Berman was a member of the board of directors, and served on the audit committee for J. Crew Group, Inc. from 2005 to 2006.  The Company believes that Ms. Berman’s extensive experience and impressive background in the retail industry will add value and perspective to our Board.

Item 7.01                      Regulation FD Disclosure

On October 28, 2008, the Company made publicly available certain supplemental operating and financial information for the quarter ended September 30, 2008.  This supplemental operating and financial information is attached to this current report as exhibit 99.2.  The information contained in this report on Form 8-K under Item 7.01, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1	Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2008.

Exhibit 99.2	Supplemental operating and financial information of the Company as of and for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2008

TANGER FACTORY OUTLET CENTERS, INC.

By:           /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer & Secretary

_____________________________________________________________________________________________

EXHIBIT INDEX

Exhibit No.

99.1	Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2008.

99.2	Supplemental operating and financial information of the Company as of and for the quarter ended September 30, 2008.